UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A
Information Required in Proxy Statement
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Definitive Proxy Statement

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Soliciting Material Pursuant to § 240.14a-12

Arbor Rapha Capital Bioholdings Corp. I

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED [•], 2022
Arbor Rapha Capital Bioholdings Corp. I
333 Earle Ovington Boulevard, Suite 900
Uniondale, NY 11553
PROXY STATEMENT FOR SPECIAL MEETING
OF ARBOR RAPHA CAPITAL BIOHOLDINGS CORP. I
Dear Stockholders of Arbor Rapha Capital Bioholdings Corp. I:
You are cordially invited to attend (in person or by proxy) the special meeting of Arbor Rapha Capital Bioholdings Corp. I, a Delaware corporation (the “Company”, “we”, “us” or “our”), to be held on December, [•], 2022, at [•] a.m., Eastern time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at One Manhattan West, New York, NY 10001 (the “Special Meeting”), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. You will be permitted to attend the Special Meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP only if you (i) are fully vaccinated against COVID-19 and show proof of such vaccination, (ii) complete a visitor health form upon arrival and (iii) reserve your attendance at least two business days in advance of the Special Meeting by contacting Skadden, Arps, Slate, Meagher & Flom LLP, at One Manhattan West, New York, NY 10001, telephone (212) 735-3000. The accompanying proxy statement is dated [•], 2022, and is first being mailed to stockholders of the Company on or about [•], 2022.
Please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the Special Meeting. It is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting. Instructions on how to vote your shares are in the accompanying proxy statement and the other proxy materials you received for the Special Meeting.
The Special Meeting is being held to consider and vote upon the following proposals:
1.
Proposal No. 1 — The Extension Proposal — a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) pursuant to an amendment to the Certificate of Incorporation in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must either (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company with one or more businesses, which we refer to as our “initial Business Combination”, or (ii) cease its operations, except for the purpose of winding up if it fails to complete such initial Business Combination, and redeem all of the Company’s shares of Class A Common Stock, par value $0.0001 per share, of the Company (“Class A Common Stock”), and all of its shares of Class B Common Stock, par value $0.0001 per share, of the Company (“Class B Common Stock”, collectively with the Class A Common Stock, the “Common Stock”), included as part of the units sold in the Company’s initial public offering that was consummated on November 2, 2021, (the “IPO”), from February 2, 2023 to [•], 2023 (the “Extension”, such date, the “Extended Date”, and such proposal, the “Extension Proposal”); and

2.
Proposal No. 2 — The Adjournment Proposal — a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”), which will be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

Each of the proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.
The purpose of the Extension Proposal is to allow the Company more time to complete the initial Business Combination. The Certificate of Incorporation provides that the Company has until February 2,

2023 to complete an initial Business Combination. While the Company is currently evaluating several initial Business Combination opportunities, the board of directors of the Company (the “Board”) has determined that there may not be sufficient time before February 2, 2023 to consummate an initial Business Combination. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete an initial Business Combination to the Extended Date.
In connection with the Extension, public stockholders of shares of Common Stock may elect to redeem their shares of Class A Common Stock for a per-share price, payable in cash, equal to the aggregate amount as of two business days prior to the consummation of the initial Business Combination in the trust account established in connection with the IPO (the “Trust Account”), including interest (net of taxes payable), divided by the number of then-issued and outstanding shares of Class A Common Stock, regardless of how such public stockholders vote on the Extension Proposal or if they vote at all. If the Extension is approved by the requisite vote of stockholders, the remaining public stockholders will retain their right to redeem their shares of Class A Common Stock upon consummation of our initial Business Combination if and when it is submitted to a vote of our stockholders, subject to any limitations set forth in the Certificate of Incorporation, as amended. In addition, public stockholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial Business Combination by the Extended Date.
Based upon the amount held in the Trust Account as of June 30, 2022, which was $177,071,988, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.00 at the time of the Special Meeting. The closing price of a share of Class A Common Stock on [•], 2022, was $[•]. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
In order to exercise your redemption rights, you must (i) check the box on the proxy card to elect redemption, (ii) affirmatively vote either for or against the Extension Proposal and (iii) prior to 5:00 p.m., Eastern time on [•], 2022 (two business days before the Special Meeting), (x) submit a written request to our transfer agent that we redeem your public shares for cash, and (y) deliver your stock to our transfer agent physically or electronically through Depository Trust Company, or DTC. The address of Continental Stock Transfer & Trust Company, our transfer agent, is listed under the question “Who can help answer my questions?” below. Pursuant to the Certificate of Incorporation, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you: (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares and (c) such redemption would not result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, (or any successor rule)), of less than $5,000,001.
Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Extension Proposal. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed under the question “Who can help answer my questions?” below.
Holders of units of the Company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares and public warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.
If the Extension Proposal is not approved and we do not consummate an initial Business Combination by February 2, 2023, the Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to the Company’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by February 2, 2023 or, if the Extension Proposal is approved, the Extended Date.
Approval of the Extension Proposal requires the affirmative vote of holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s Common Stock entitled to vote thereon as of the record date.
Approval of the Adjournment Proposal requires the affirmative vote of holders of a majority of the outstanding shares represented in person or by proxy and entitled to vote thereon at the Special Meeting.
THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.
The Board has fixed the close of business on [•], 2022, as the record date for the Special Meeting (the “Record Date”). Only stockholders of record on [•], 2022, are entitled to notice of and to vote at the Special Meeting or any postponement or adjournment thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.
You are not being asked to vote on an initial Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on an initial Business Combination if and when such transaction is submitted to stockholders and the right to redeem your public shares for cash from the Trust Account in the event a proposed initial Business Combination is approved and completed or the Company has not consummated an initial Business Combination by the Extended Date. If an initial Business Combination is not consummated by the Extended Date, assuming the Extension is implemented, the Company will redeem its public shares.
All of our stockholders are cordially invited to attend the Special Meeting via the Internet at [•]. To ensure your representation at the Special Meeting, however, you are urged to complete, sign, date and return your proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy card at any time prior to the Special Meeting.
A stockholder’s failure to vote in person or by proxy will not be counted towards the number of shares of the Company’s Common Stock required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.
YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the proxy statement and accompanying Notice of the Special Meeting for a more complete statement of matters to be considered at the Special Meeting.
If you have any questions or need assistance voting your shares of Common Stock, please contact [•] (“[•]”), our proxy solicitor, by calling [•], or banks and brokers can call collect at [•], or by emailing [•].

On behalf of the Board, we would like to thank you for your support of Arbor Rapha Capital Bioholdings Corp. I.
[•], 2022
By Order of the Board,
Ivan Kaufman
Chief Executive Officer and Chairman of the Board of Directors
If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (I) IF YOU HOLD SHARES OF CLASS A COMMON STOCK, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (II) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH AND (III) TENDER OR DELIVER YOUR SHARES OF CLASS A COMMON STOCK (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING DTC’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
This proxy statement is dated [•], 2022
and is first being mailed to our stockholders with the form of proxy on or about [•], 2022.

IMPORTANT
Whether or not you expect to attend the Special Meeting, you are respectfully requested by the Board of Directors of the Company to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the Special Meeting.

Arbor Rapha Capital Bioholdings Corp. I
333 Earle Ovington Boulevard, Suite 900
Uniondale, NY 11553
NOTICE OF THE SPECIAL MEETING
TO BE HELD [•], 2022
Dear Stockholders of Arbor Rapha Capital Bioholdings Corp. I:
NOTICE IS HEREBY GIVEN that the special meeting of Arbor Rapha Capital Bioholdings Corp. I, a Delaware corporation, (which we refer to as the “Company”, “we”, “us” or “our”), will be held on [•], [•], 2022, at [•] a.m., Eastern time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at One Manhattan West, New York, NY 10001 (the “Special Meeting”), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. You will be permitted to attend the Special Meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP only if you (i) are fully vaccinated against COVID-19 and show proof of such vaccination, (ii) complete a visitor health form upon arrival and (iii) reserve your attendance at least two business days in advance of the Special Meeting by contacting Skadden, Arps, Slate, Meagher & Flom LLP, at One Manhattan West, New York, NY 10001, telephone (212) 735-3000.
The Special Meeting will be held to consider and vote upon the following proposals:
1.
Proposal No. 1 — The Extension Proposal — a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) pursuant to an amendment to the Certificate of Incorporation in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must either (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses, which we refer to as our initial Business Combination or (ii) cease its operations, except for the purpose of winding up if it fails to complete such initial Business Combination, and redeem all of the Company’s shares of Class A Common Stock, par value $0.0001 per share, of the Company (“Class A Common Stock”), and all of its shares of Class B Common Stock, par value $0.0001 per share, of the Company (“Class B Common Stock”, collectively with the Class A Common Stock, the “Common Stock”), included as part of the units sold in the Company’s initial public offering that was consummated on November 2, 2021, (the “IPO”), from February 2, 2023 to [•], 2023 (the “Extension”, such date, the “Extended Date”, and such proposal, the “Extension Proposal”); and

2.
Proposal No. 2 — The Adjournment Proposal — a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”), which will be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.
Approval of the Extension Proposal requires the affirmative vote of holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s Common Stock entitled to vote thereon as of the record date.
Approval of the Adjournment Proposal requires the affirmative vote of holders of a majority of the outstanding shares represented in person or by proxy and entitled to vote thereon at the Special Meeting.
In connection with the Extension, public stockholders of shares of Common Stock may elect to redeem their shares of Class A Common Stock for a per-share price, payable in cash, equal to the aggregate amount as of two business days prior to the consummation of the initial Business Combination in the trust account established in connection with the IPO (“the Trust Account”), including interest (net of taxes payable), divided by the number of then outstanding shares of Class A Common Stock, regardless of how such public stockholders vote on the Extension Proposal, or if they vote at all. If the Extension is approved by the requisite vote of stockholders, the remaining public stockholders will retain their right to redeem their shares of Common Stock upon consummation of our initial Business Combination if and when it is submitted to a vote of our stockholders, subject to any limitations set forth in the Certificate of Incorporation, as amended. In addition, public stockholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial Business Combination by the Extended Date.
In order to exercise your redemption rights, you must (i) check the box on the proxy card to elect redemption, (ii) affirmatively vote either for or against the Extension Proposal and (iii) prior to 5:00 p.m., Eastern time on [•], 2022 (two business days before the Special Meeting), (x) submit a written request to our transfer agent that we redeem your public shares for cash, and (y) deliver your stock to our transfer agent physically or electronically through Depository Trust Company, or DTC. The address of Continental Stock Transfer & Trust Company, our transfer agent, is listed under the question “Who can help answer my questions?” below. Pursuant to the Certificate of Incorporation, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you: (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares and (c) such redemption would not result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, (or any successor rule)), of less than $5,000,001.
Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Extension Proposal. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed under the question “Who can help answer my questions?” below.
Holders of units of the Company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares and public warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.
If the Extension Proposal is not approved and we do not consummate an initial Business Combination by February 2, 2023, the Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem our public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by February 2, 2023 or, if the Extension Proposal is approved, the Extended Date.
The Company’s sponsor is Arbor Rapha Capital LLC, a Delaware limited liability company (the “Sponsor”). The Sponsor and the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any shares of Class B Common Stock held by it or them, as applicable, if the Company fails to complete an initial Business Combination by February 2, 2023, or, if the Extension Proposal is approved, the Extended Date, although they will be entitled to liquidating distributions from the Trust Account with respect to any shares of Class A Common Stock they hold if the Company fails to complete its initial Business Combination by the applicable deadline. The Company will pay the costs of liquidation from $100,000 of interest from the Trust Account and its remaining assets outside of the Trust Account.
The Sponsor has agreed that it will be liable to us if, and to the extent, any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.20 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.20 per share due to reductions in the value of the assets in the Trust Account, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriter of this offering against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, our sponsor will not be responsible to the extent of any liability for such third-party claims. However, we have not asked our sponsor to reserve for such indemnification obligations, nor have we independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and believe that our sponsor’s only assets are securities of our company. Therefore, we cannot assure you that our sponsor would be able to satisfy those obligations. None of our officers, directors or members of our sponsor will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses.
Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions can be made to stockholders, any liability stockholders may have with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.
However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at the time of the adoption of the plan that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the ten years following our dissolution. Since we are a blank check company, rather than an operating company, and our operations are limited to searching for prospective target businesses to acquire, the only likely claims to arise are from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.
Based upon the amount held in the Trust Account as of June 30, 2022, which was $177,071,988, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.00 at the time of the Special Meeting. The closing price of a share of Class A Common Stock on [•], 2022, was $[•]. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
If the Extension Proposal is approved, such approval will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal

Amount. The funds remaining in the Trust Account after the removal of such Withdrawal Amount shall be available for use by the Company to complete an initial Business Combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on an initial Business Combination through the Extended Date if the Extension Proposal is approved.
The withdrawal of the Withdrawal Amount will reduce the amount held in the Trust Account, and the amount remaining in the Trust Account may be significantly less than the approximately $177,071,988 that was in the Trust Account as of June 30, 2022. In such event, the Company may need to obtain additional funds to complete its initial Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.
Only stockholders of record of the Company as of the close of business on [•], 2022, (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each share of Common Stock entitles the holder thereof to one vote. On the Record Date, there were [•] shares of Common Stock issued and outstanding, including (i) [•] shares of Class A Common Stock and (ii) [•] shares of Class B Common Stock. The Company’s warrants do not have voting rights in connection with the proposals.
YOUR VOTE IS IMPORTANT. Proxy voting permits stockholders unable to attend the Special Meeting in person to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Special Meeting by following the instructions included in this proxy statement and on the proxy card.
It is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. If you have any questions or need assistance voting your shares of Common Stock, please contact [•] (“[•]”), our proxy solicitor, by calling [•], or banks and brokers can call collect at [•], or by emailing [•].
[•], 2022
By Order of the Board,
Ivan Kaufman Chief Executive Officer and Chairman of the Board of Directors
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON [•], 2022
This Notice of the Special Meeting and Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission (the “SEC”) on March 29, 2022 (our “Annual Report”), and our Quarterly Report on Form 10-Q for the period ended June 30, 2022, are available at https://ir.arcbiocorp.com/#sec-filings.

i

ARBOR RAPHA CAPITAL BIOHOLDINGS CORP. I
PROXY STATEMENT
FOR THE SPECIAL MEETING
To Be Held at [•] a.m., Eastern time, on [•], [•], 2022
This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the special meeting of Arbor Rapha Capital Bioholdings Corp. I, a Delaware corporation (which we refer to as the “Company”, “we”, “us” or “our”), and any postponements, adjournments or continuations thereof (the “Special Meeting”). The Special Meeting will be held on [•], [•], 2022, at [•] a.m., Eastern time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at One Manhattan West, New York, NY 10001. You will be permitted to attend the Special Meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP only if you (i) are fully vaccinated against COVID-19 and show proof of such vaccination, (ii) complete a visitor health form upon arrival and (iii) reserve your attendance at least two business days in advance of the Special Meeting by contacting Skadden, Arps, Slate, Meagher & Flom LLP, at One Manhattan West, New York, NY 10001, telephone (212) 735-3000.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described in our other filings with the Securities and Exchange Commission (the “SEC”).
The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following risks, uncertainties and other factors:
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our being a company with no operating history and no operating revenues;

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our ability to select an appropriate target business or businesses;

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our ability to complete our initial Business Combination (as defined above);

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our expectations around the performance of a prospective target business or businesses;

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our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial Business Combination;

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our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial Business Combination, as a result of which they would then receive expense reimbursements;

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the potential incentive to consummate an initial Business Combination with an acquisition target that subsequently declines in value or is unprofitable for public investors due to the low initial price for the Founder Shares paid by our Sponsor and certain members of our team;

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our potential ability to obtain additional financing to complete our initial Business Combination;

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our pool of prospective target businesses;

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our ability to consummate an initial Business Combination due to the uncertainty resulting from the coronavirus (“COVID-19”) pandemic and other events (such as terrorist attacks, natural disasters, global hostilities, or a significant outbreak of other infectious diseases);

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the ability of our directors and officers to generate potential initial Business Combination opportunities;

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our public securities’ potential liquidity and trading;

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the lack of a market for our securities;

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the use of proceeds not held in the Trust Account (as defined above) or available to us from interest income on the Trust Account balance;

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the Trust Account not being subject to claims of third parties;

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our financial performance;

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our independent registered public accounting firm’s report contains an explanatory paragraph that expresses substantial doubt about our ability to continue as a “going concern,” since we will cease all operations except for the purpose of liquidating if we are unable to complete an initial Business Combination by February 2, 2023, unless the Extension Proposal is approved; and
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the other risk and uncertainties discussed in “Item 1A. Risk Factors,” elsewhere in our Annual Report on Form 10-K and in our other SEC filings.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the SEC, including, but not limited to, our Annual Report including those factors described under the heading “Risk Factors” therein, and subsequent Quarterly Reports on Form 10-Q. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR SPECIAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.
Why am I receiving this proxy statement?
This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Special Meeting to be held in person on [•], 2022, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.
The Company is a blank check company incorporated on March 4, 2021, as a Delaware corporation for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses, which we refer to as our initial Business Combination. On October 28, 2021, we entered into that certain Investment Management Trust Agreement, dated October 28, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”) in connection with the IPO and a potential initial Business Combination. On November 2, 2021, the Company consummated its IPO of its units, with each unit consisting of one share of Class A Common Stock and one-third of one redeemable warrant, which included the full exercise by the underwriters of their over-allotment option in the amount of 2,250,000 units. Each whole warrant entitles the holder thereof to purchase one share of Class A Common Stock at a price of $11.50 per share. Only whole warrants are exercisable. Simultaneously with the closing of the IPO, the Company completed the private sale of 4,133,333 private placement warrants at a purchase price of $1.50 per private placement warrant to the Sponsor, generating gross proceeds to us of $6,199,999.50. Following the closing of the IPO, a total of $176,812,500 ($10.25 per unit) of the net proceeds from the IPO and the sale of the private placement warrants was placed in the Trust Account, with Continental Stock Transfer & Trust Company acting as trustee. In addition, the Sponsor lent the Company $4,312,500 as of the closing date of this offering (the “Sponsor Loan”). The Sponsor Loan bears no interest. The proceeds of the Sponsor Loan were deposited into the Trust Account and will be used to fund the redemption of the Company’s public shares (subject to the requirements of applicable law). The Sponsor Loan shall be repaid or converted into sponsor loan warrants (the “Sponsor Loan Warrants”) at a conversion price of $1.50 per warrant, at the Sponsor’s discretion. The Sponsor Loan Warrants are identical to the private placement warrants. The Sponsor Loan was extended in order to ensure that the amount in the Trust Account is $10.25 per public share. If the Company does not complete an initial Business Combination, the Company will not repay the Sponsor Loan and its proceeds will be distributed to the Company’s public stockholders. The Company’s Certificate of Incorporation provides for the return of the IPO proceeds held in the Trust Account to the holders of shares of Class A Common Stock if it does not complete an initial Business Combination by February 2, 2023.
The purpose of the Extension Proposal is to allow the Company more time to complete an initial Business Combination. While the Company is currently evaluating several initial Business Combination opportunities, the Board has determined that there may not be sufficient time before February 2, 2023 to consummate an initial Business Combination. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete an initial Business Combination to the Extended Date.
What is being voted on?
You are being asked to vote on the following proposals:
(a)
Proposal No. 1 — The Extension Proposal — a proposal to amend the Certificate of Incorporation pursuant to an amendment to the Certificate of Incorporation in the form set forth in Annex A of this proxy statement to extend the date by which the Company must either (i) consummate our initial Business Combination or (ii) cease its operations, except for the purpose of winding up if it fails to complete such initial Business Combination, and redeem all of the shares of Class A Common Stock, from February 2, 2023 to the Extended Date; and

(b)
Proposal No. 2 — The Adjournment Proposal — a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, which will be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

If the Extension Proposal is approved, we plan to hold a special meeting prior to the Extended Date in order to seek stockholder approval of the initial Business Combination and related proposals.
You are not being asked to vote on an initial Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on an initial Business Combination if and when such transaction is submitted to stockholders and the right to redeem your public shares for cash from the Trust Account in the event a proposed initial Business Combination is approved and completed or the Company has not consummated an initial Business Combination by the Extended Date. If an initial Business Combination is not consummated by the Extended Date, assuming the Extension is implemented, the Company will redeem 100% of its public shares.
Can I attend the Special Meeting?
The Special Meeting will be held on [•], 2022, at [•], Eastern time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at One Manhattan West, New York, NY, 10001, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. The Special Meeting will comply with the meeting rules of conduct. The rules of conduct will be posted on [•]. You will be permitted to attend the Special Meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP only if you (i) are fully vaccinated against COVID-19 and show proof of such vaccination, (ii) complete a visitor health form upon arrival and (iii) reserve your attendance at least two business days in advance of the Special Meeting by contacting Skadden, Arps, Slate, Meagher & Flom LLP, at One Manhattan West, New York, NY 10001, telephone (212) 735-3000. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares.
Why should I vote to approve the Extension?
Our Board believes stockholders will benefit from the Company consummating an initial Business Combination and is proposing the Extension to extend the date by which the Company has to complete an initial Business Combination until the Extended Date. The Extension is expected to give the Company the opportunity to complete its initial Business Combination.
If the Extension Proposal is not approved and we do not consummate an initial Business Combination by February 2, 2023, the Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to the Company’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by February 23, 2023 or, if the Extension Proposal is approved, the Extended Date.

We believe that the provisions of the Certificate of Incorporation described in the preceding paragraph were included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial Business Combination in the timeframe contemplated by the Certificate of Incorporation. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial Business Combination, and our belief that an initial Business Combination is in the best interest of the Company and our stockholders, the Extension is warranted. The sole purpose of the Extension Proposal is to provide the Company with additional time to complete an initial Business Combination, which the Board believes is in the best interests of the Company and our stockholders.
In connection with the Extension, public stockholders of shares of Common Stock may elect to redeem their shares of Class A Common Stock for a per-share price, payable in cash, equal to the aggregate amount as of two business days prior to the consummation of the initial Business Combination in the Trust Account, including interest (net of taxes payable), divided by the number of then-issued and outstanding shares of Class A Common Stock, regardless of how such public stockholders vote on the Extension Proposal, or if they vote at all. We will not proceed with the Extension if redemptions of public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal, as provided in the Certificate of Incorporation.
Liquidation of the Trust Account is a fundamental obligation of the Company to the public stockholders and the Company is not proposing, and will not propose, to change that obligation to the public stockholders. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with an initial Business Combination. Assuming the Extension is approved, the Company will have until the Extended Date to complete its initial Business Combination.
Our Board recommends that you vote in favor of the Extension Proposal, but expresses no opinion as to whether you should redeem your public shares.
When would the Board abandon the Extension Proposal?
Our Board will abandon the Extension if our stockholders do not approve the Extension Proposal. Additionally, we are not permitted to redeem our shares of Class A Common Stock in an amount that would cause our net tangible assets to be less than $5,000,001, and we will not proceed with the Extension if redemptions of our shares of Class A Common Stock in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal.
How do the Company insiders intend to vote their shares?
The Sponsor and their permitted transferees (collectively, the “Initial Stockholders”) collectively have the right to vote 20% of the Company’s issued and outstanding shares of Common Stock, and are expected to vote all of their shares in favor of each proposal to be voted upon by our stockholders at the Special Meeting.
The Sponsor or the Company’s directors, officers or advisors, or any of their respective affiliates, may purchase shares of Class A Common Stock in privately negotiated transactions or in the open market prior to the Special Meeting, although they are under no obligation to do so. Any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares of Common Stock in question, will vote in favor of the proposals and/or will not exercise its redemption rights with respect to the shares of Common Stock so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the Special Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the proposals and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. None of the funds held in the Trust Account will be used to purchase public shares or warrants in such transactions. Any shares of Class A Common Stock held by or subsequently purchased by our affiliates may be voted in favor of the proposals. Additionally, at any time at or prior to the Special Meeting, subject to applicable securities laws (including with respect to material non-public information) the Sponsor or the Company’s directors, officers or advisors, or any of their respective affiliates, may, although they are under no obligation to do so, enter into transactions with investors and others to provide them with incentives to acquire public shares, vote their public shares in favor of the proposals or not redeem their public shares. The Sponsor or the Company’s directors, officers or advisors or any of their respective affiliates are restricted from making any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.
What vote is required to approve the Extension Proposal?
Approval of the Extension Proposal requires the affirmative vote of holders of at least sixty-five  percent (65%) of all then outstanding shares of the Company’s Common Stock entitled to vote thereon as of the record date.
What vote is required to approve the Adjournment Proposal?
Approval of the Adjournment Proposal requires holders of majority of the outstanding shares represented in person or by proxy and entitled to vote thereon at the Special Meeting.
What if I want to vote against or do not want to vote for any of the proposals?
If you do not want any of the proposals to be approved, you should vote against such proposals. A stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on such proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on either of the proposals. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.
Will you seek any further extensions to liquidate the Trust Account?
Other than the Extension until the Extended Date, as described in this proxy statement, we do not anticipate seeking any further extension to consummate an initial Business Combination.
How are the funds in the Trust Account currently being held?
With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in initial Business Combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed initial Business Combination transactions; the potential liability of certain participants in proposed initial Business Combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.
With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, while the funds in the Trust Account have, since the Company’s initial public offering, been held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940), the Company will, prior to the date of the Special Meeting, instruct the Continental Stock Transfer & Trust Company to hold all funds in the Trust Account in cash until the earlier of consummation of the initial Business Combination and liquidation of the Company.
What happens if the Extension Proposal is not approved?
If the Extension Proposal is not approved and we do not consummate an initial Business Combination by February 2, 2023, the Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by February 2, 2023 or, if the Extension Proposal is approved, the Extended Date.
The Sponsor or the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any shares of Class B Common Stock held by it or them, as applicable, if the Company fails to complete an initial Business Combination by February 2, 2023, or, if the Extension Proposal is approved, the Extended Date, although they will be entitled to liquidating distributions from the Trust Account with respect to any shares of Class A Common Stock they hold if the Company fails to complete its initial Business Combination by the applicable deadline. The Company will pay the costs of liquidation from $100,000 of interest from the Trust Account and its remaining assets outside of the Trust Account.
If the Extension Proposal is approved, what happens next?
The Company is continuing its efforts to complete an initial Business Combination. The Company is seeking approval of the Extension because the Company may not be able to complete an initial Business Combination prior to February 2, 2023. If the Extension Proposal is approved, the Company expects to continue evaluating initial Business Combination opportunities in pursuit of entering into an initial Business Combination agreement and seeking stockholder approval of an initial Business Combination. If stockholders approve such initial Business Combination, the Company expects to consummate the initial Business Combination as soon as possible following stockholder approval and satisfaction of the other conditions to the consummation of the initial Business Combination.
Upon approval of the Extension Proposal by the required number of votes, the amendment to the Certificate of Incorporation in the form attached as Annex A hereto will be effective. The Company will remain a reporting company under the Exchange Act, and its units, shares of Class A Common Stock and public warrants will remain publicly traded.
If the Extension Proposal is approved, any removal of any Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of shares of Common Stock held by the Sponsor through the shares of Class B Common Stock. We will not proceed with the Extension if redemptions of shares of Common Stock cause us to have less than $5,000,001 of net tangible assets following approval of the Extension, as provided in the Certificate of Incorporation.
Where will I be able to find the voting results of the Special Meeting?
We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Special Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.
Would I still be able to exercise my redemption rights in connection with a vote to approve a proposed initial Business Combination?
Yes. Assuming you are a stockholder as of the record date for voting on a proposed initial Business Combination, you will be able to vote on a proposed initial Business Combination. If you disagree with an initial Business Combination, you will retain your right to redeem your shares of Class A Common Stock upon consummation of such initial Business Combination, subject to any limitations set forth in our Certificate of Incorporation.
How do I change my vote?
If you have submitted a proxy to vote your shares and wish to change your vote, you may send a later-dated, signed proxy card to the Company’s Secretary at 333 Earle Ovington Blvd, Suite 900 Uniondale, NY 11553, so that it is received by the Company’s Secretary prior to the vote at the Special Meeting (which is scheduled to take place on [•], 2022). Stockholders also may revoke their proxy by sending a notice of revocation to the Company’s Secretary, which must be received by the Company’s Secretary prior to the vote at the Special Meeting, or by attending the Special Meeting, revoking their proxy and voting in person. Attendance at the Special Meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.
How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals. A stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, will have no effect on the proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.
If my shares are held in “street name,” will my broker automatically vote them for me?
If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non-discretionary” items.
Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.
What is a quorum?
Holders of a majority in voting power of shares of the Company’s Common Stock issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum. In the absence of a quorum, a majority of our stockholders, present in person or represented by proxy, will have the power to adjourn the Special Meeting. As of the record date for the Special Meeting, [•] shares of our Common Stock would be required to achieve a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of establishing a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.
Who can vote at the Special Meeting?
Holders of shares of Common Stock as of the close of business on [•], 2022, the Record Date, are entitled to vote at the Special Meeting. On the Record Date, there were [•] shares of Common Stock issued and outstanding, including (i) [•] shares of Class A Common Stock and (ii) [•] shares of Class B Common Stock. The Company’s warrants and preferred stock do not have voting rights in connection with the proposals.
In deciding all matters at the Special Meeting, each stockholder will be entitled to one vote for each share held by them on the Record Date. Holders of shares of Class A Common Stock and holders of shares of Class B Common Stock will vote together as a single class on all matters submitted to a vote of our stockholders except as required by law. The Initial Stockholders collectively own all of our issued and outstanding shares of Class B Common Stock, constituting 20% of our issued and outstanding shares of Common Stock.
Registered Stockholders.   If our shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Special Meeting.
“Street Name” Stockholders.   If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of Common Stock at the Special Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”
Does the Board recommend voting for the approval of the proposals?
Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the proposals are in the best interests of the Company and its stockholders. The Board recommends that the Company’s stockholders vote “FOR” each of the proposals.
What interests do the Company’s directors and officers have in the approval of the proposals?
The Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of shares of Class B Common Stock, private placement warrants that may become exercisable in the future, any loans by them to the Company that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “Proposal No. 1 — The Extension Proposal — Interests of the Sponsor and the Company’s Directors and Officers” for more information.
Are there any appraisal or similar rights for dissenting stockholders?
Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation. Warrant holders do not have appraisal rights in connection with any of the proposals to be voted upon at the Special Meeting.
What happens to the Company’s warrants if the Extension Proposal is not approved?
If the Extension Proposal is not approved and we do not consummate an initial Business Combination by February 2, 2023, the Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by February 2, 2023 or, if the Extension Proposal is approved, the Extended Date.
What happens to the Company’s warrants if the Extension Proposal is approved?
If the Extension is approved, the Company expects to continue to attempt to consummate an initial Business Combination until the Extended Date, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.
How do I vote?
If you are a holder of record of shares of Common Stock on [•], 2022, the Record Date for the Special Meeting, you may vote in person at the Special Meeting or by submitting a proxy for the Special Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person, obtain a valid proxy from your broker, bank or other nominee. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.
How do I redeem my shares of Common Stock?
In order to exercise your redemption rights, you must (i) check the box on the proxy card to elect redemption, (ii) affirmatively vote either for or against the Extension Proposal and (iii) prior to 5:00 p.m., Eastern time on [•], 2022 (two business days before the Special Meeting), (x) submit a written request to our transfer agent that we redeem your public shares for cash, and (y) deliver your stock to our transfer agent physically or electronically through Depository Trust Company, or DTC. The address of Continental Stock Transfer & Trust Company, our transfer agent, is listed under the question “Who can help answer my questions?” below. Pursuant to the Certificate of Incorporation, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you: (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares and (c) such redemption would not result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, (or any successor rule)), of less than $5,000,001.
Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Extension Proposal. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed under the question “Who can help answer my questions?” below.
Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, their own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares and public warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.

What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.
Who is paying for this proxy solicitation?
Our Board is soliciting proxies for use at the Special Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged [•] to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay [•] a fee of $[•], plus disbursements, and indemnify [•] and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the Company’s proxy solicitor. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Class A Common Stock for their expenses in forwarding soliciting materials to beneficial owners of shares of Class A Common Stock and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.
How will the Excise Tax included in the Inflation Reduction Act of 2022 impact redemptions of our Common Stock after December 31, 2022?
On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (H.R. 5376), which imposes an excise tax on “covered corporations” (generally, publicly traded domestic corporations) equal to 1% of the fair market value of certain stock repurchased after December 31, 2022, (the “Excise Tax”). Because we expect to be a covered corporation, it is likely that the Excise Tax will generally apply to any redemptions of our common stock after December 31, 2022. The application of the Excise Tax to redemptions of stock in connection with a liquidation is uncertain. Issuances of our stock, including in connection with the initial Business Combination, could reduce the amount of any Excise Tax to the extent they occur in the same tax year, but the operation of this netting rule will depend on the details and structure of such initial Business Combination. Moreover, the fair market value of any stock redeemed may exceed the fair market value of any stock issued. Consequently, the Excise Tax may reduce the amount of cash we have available to complete an initial Business Combination, and may cause a transaction with us to be viewed less favorably by potential counterparties.
Who can help answer my questions?
If you have questions about the Special Meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the Company’s filings with the SEC, including our Annual Report, and our subsequent Quarterly Reports on Form 10-Q, you should contact:
Arbor Rapha Capital Bioholdings Corp. I
333 Earle Ovington Blvd, Suite 900
Uniondale, NY 11553
Telephone: (516) 506-4200
You may also contact the Company’s proxy solicitor at:
[•]
Telephone: [•]
(banks and brokers can call collect at [•])
Email: [•]
You may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you are a holder of public shares and you intend to seek redemption of your shares, you will need to tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through DTC, at the address below prior to 2:00 p.m., Eastern time, on [•], 2022 (two business days prior to the vote at the Special Meeting or any adjournment thereof). If you have questions regarding the certification of your position or tender or delivery of your shares, please contact:
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Email: [•]

THE SPECIAL MEETING
Date, Time, Place and Purpose of the Special Meeting
The Special Meeting will be held in person or by proxy on [•], 2022, at [•] a.m., Eastern time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP located at One Manhattan West, New York, NY 10001, to consider and vote upon the proposals to be put to the Special Meeting. You will be permitted to attend the Special Meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP only if you (i) are fully vaccinated against COVID-19 and show proof of such vaccination, (ii) complete a visitor health form upon arrival and (iii) reserve your attendance at least two business days in advance of the Special Meeting by contacting Skadden, Arps, Slate, Meagher & Flom LLP, at One Manhattan West, New York, NY 10001, telephone (212) 735-3000.
At the Special Meeting, you will be asked to consider and vote upon proposals to:
1.
Proposal No. 1 — The Extension Proposal — a proposal to amend the Company’s Certificate of Incorporation pursuant to an amendment to the Certificate of Incorporation in the form set forth in Annex A of this proxy statement to extend the date by which the Company must either (i) consummate an initial Business Combination or (ii) cease its operations, except for the purpose of winding up if it fails to complete such initial Business Combination, and redeem all of the shares of Class A Common Stock included as part of the units sold in the Company’s IPO, from February 2, 2023 to the Extended Date;

2.
Proposal No. 2 — The Adjournment Proposal — a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, which will be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting; and

3.
any other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Voting Power; Record Date
Only stockholders of record of the Company as of the close of business on [•], 2022, are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each share of the Common Stock entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were [•] shares of Common Stock issued and outstanding, including [•] shares of Class A Common Stock and [•] shares of Class B Common Stock. The Company’s warrants do not have voting rights in connection with the proposals.
Quorum and Vote of Stockholders
Holders of a majority in voting power of shares of the Company’s Common Stock issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum. In the absence of a quorum, a majority of our stockholders, present in person or represented by proxy, will have the power to adjourn the Special Meeting. As of the record date for the Special Meeting, [•] shares of our Common Stock would be required to achieve a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of establishing a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

Votes Required
Approval of the Extension Proposal requires the affirmative vote of holders of at least sixty‑five percent (65%) of all then outstanding shares of the Company’s Common Stock entitled to vote thereon as of the record date.
Approval of the Adjournment Proposal requires the affirmative vote of holders of a majority of the outstanding shares represented in person or by proxy and entitled to vote thereon at the Special Meeting.
If you do not want any of the proposals to be approved, you should vote against such proposals. A stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on such proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.
Voting
You can vote your shares at the Special Meeting by proxy or by attending the Special Meeting. If your shares are owned directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, the “stockholder of record.” If your shares are held in a stock brokerage account or by a bank or other nominee or intermediary, you are considered the beneficial owner of shares held in “street name” and are considered a “non-record (beneficial) stockholder.”
Stockholders of Record
You can vote by proxy by having one or more individuals who will be at the Special Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Special Meeting is called voting “by proxy.” If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy over the Internet in accordance with the instructions on the enclosed proxy card. If you complete the proxy card and mail it in the envelope provided or submit your proxy over the Internet as described above, you will designate each of [•], [•], [•], [•] or the chairman of the Special Meeting to act as your proxy at the Special Meeting. One of the aforementioned individuals will then vote your shares at the Special Meeting in accordance with the instructions you have given them in the proxy card with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournments or postponements of the Special Meeting.
Beneficial Owners
If your shares are held in an account through a broker, bank or other nominee or intermediary, you must instruct the broker, bank or other nominee how to vote your shares by following the instructions that the broker, bank or other nominee provides you along with this proxy statement. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.
If you wish to attend and vote your shares at the Special Meeting, you must first obtain a legal proxy from your broker, bank or other nominee that holds your shares and email a copy (a legible photograph is sufficient) of your legal proxy to Continental Stock Transfer & Trust Company at [•]. Beneficial owners who email a valid legal proxy will be issued a 12-digit meeting control number that will allow them to register to attend and participate in the Special Meeting.
If you do not provide voting instructions to your bank, broker or other nominee or intermediary and you do not vote your shares at the Special Meeting, your shares will not be voted on any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. In these cases, the bank, broker or other nominee or intermediary will not be able to vote your shares on those matters for which specific authorization is required. We believe each of the proposals constitutes a “non-discretionary” matter.
Proxies
Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Special Meeting in the manner you direct. You may vote for or against each proposal or you may abstain from voting. All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will have no effect on either of the proposals described herein and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Special Meeting.
Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.
Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, [•], at [•] or by sending a letter to [•], or by emailing [•].
Revocability of Proxies
Stockholders may send a later-dated, signed proxy card to the Company’s Secretary at 333 Earle Ovington Blvd, Suite 900 Uniondale, NY 11553, so that it is received by the Company’s Secretary prior to the vote at the Special Meeting (which is scheduled to take place on [•], 2022). Stockholders also may revoke their proxy by sending a notice of revocation to the Company’s Secretary, which must be received by the Company’s Secretary prior to the vote at the Special Meeting or by attending the Special Meeting, revoking their proxy and voting in person. Attendance at the Special Meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.
Attendance at the Special Meeting
The Special Meeting will be held in person or by proxy at [•] a.m., Eastern time, on [•], 2022, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP located at One Manhattan West, New York, NY 10001. You will be permitted to attend the Special Meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP only to the extent consistent with, or permitted by, applicable law and directives of public health authorities. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.
Solicitation of Proxies
Our Board is soliciting proxies for use at the Special Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged [•] to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay [•] a fee of $[•], plus disbursements, and indemnify [•] and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the Company’s proxy solicitor. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Class A Common Stock for their expenses in forwarding soliciting materials to beneficial owners of shares of Class A Common Stock and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.
You may contact [•] at:
[•]
Telephone: [•]
(banks and brokers can call collect at [•])
Email: [•]
If any additional solicitation of the holders of our outstanding shares of Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.
Dissenters’ Rights and Appraisal Rights
Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.
Warrant holders do not have appraisal rights in connection with any of the proposals to be voted upon at the Special Meeting.
Stockholder Proposals
No business may be transacted at a special meeting other than business that is either (i) specified in the notice of the special meeting (or any supplement thereto) given by or at the direction of the directors of the Company or (ii) otherwise properly brought before the special meeting in accordance with the requirements set forth in the Certificate of Incorporation and the bylaws of the Company.
Other Business
The Board does not know of any other matters to be presented at the Special Meeting. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of the Special Meeting and with respect to any other matters that may properly come before the Special Meeting. If any additional matters are properly presented at the Special Meeting, or at any adjournments or postponements of the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with the recommendations of our Board with respect to any such matters. We expect that the shares of Class A Common Stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board with respect to any such matters.
Principal Executive Offices
Our principal executive offices are located at 333 Earle Ovington Boulevard, Suite 900, Uniondale, New York 11553. Our telephone number is (516) 506-4200. Our corporate website address is https://arcbiocorp.com. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

PROPOSAL NO. 1 — THE EXTENSION PROPOSAL
Background
We are a blank check company, incorporated on March 4, 2021, as a Delaware corporation for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.
On November 2, 2021, the Company consummated its IPO of 17,250,000 units, with each unit consisting of one share of Class A Common Stock and one-third of one redeemable warrant, which included the full exercise by the underwriters of their over-allotment option in the amount of 2,250,000 units. Each whole warrant entitles the holder thereof to purchase one share of Class A Common Stock at a price of $11.50 per share. Only whole warrants are exercisable. Simultaneously with the closing of the IPO, the Company completed the private placement of 4,133,333 private placement warrants at a purchase price of $1.50 per private placement warrant to the Sponsor, generating gross proceeds to us of $6,199,999.50. Following the closing of the IPO, a total of $176,812,500 ($10.25 per unit) of the net proceeds from the IPO and the sale of the private placement warrants was placed in the Trust Account, with Continental Stock Transfer & Trust Company acting as trustee. In addition, the Sponsor lent the Company $4,312,500, which we refer to as the Sponsor Loan, as of the closing date of this offering. The Sponsor Loan bears no interest. The proceeds of the Sponsor Loan were deposited into the Trust Account and will be used to fund the redemption of the Company’s public shares (subject to the requirements of applicable law). The Sponsor Loan shall be repaid or converted into Sponsor Loan Warrants at a conversion price of $1.50 per warrant, at the Sponsor’s discretion. The Sponsor Loan Warrants are identical to the private placement warrants. The Sponsor Loan was extended in order to ensure that the amount in the Trust Account is $10.25 per public share. If the Company does not complete an initial Business Combination, the Company will not repay the Sponsor Loan and its proceeds will be distributed to the Company’s public stockholders. The Company’s Certificate of Incorporation provides for the return of the IPO proceeds held in the Trust Account to the holders of shares of Class A Common Stock if we do not complete our initial Business Combination by February 2, 2023.
Reasons for the Extension Proposal
The Certificate of Incorporation provides that we have until February 2, 2023 to complete an initial Business Combination. The Board has determined that there may not be sufficient time before February 2, 2023, to hold a special meeting to obtain stockholder approval of and consummate an initial Business Combination. Accordingly, the Board believes that in order to be able to successfully complete an initial Business Combination, it is appropriate to continue the Company’s existence until the Extended Date. The Board believes that an initial Business Combination is in the best interests of the Company and our stockholders. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete an initial Business Combination to the Extended Date.
If the Extension Proposal is not approved and we do not consummate an initial Business Combination by February 2, 2023, the Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by February 2, 2023 or, if the Extension Proposal is approved, the Extended Date.
We believe that the provisions of the Certificate of Incorporation described in the preceding paragraph were included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial Business Combination in the timeframe contemplated by the Certificate of Incorporation. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial Business Combination, and our belief that the initial Business Combination is in the best interest of the Company and our stockholders, the Extension is warranted.
The sole purpose of the Extension Proposal is to provide the Company with additional time to complete an initial Business Combination, which the Board believes is in the best interests of the Company and our stockholders. A copy of the proposed amendment to the Certificate of Incorporation is attached to this proxy statement as Annex A.
You are not being asked to vote on an initial Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on an initial Business Combination if and when such transaction is submitted to stockholders and the right to redeem your public shares for cash from the Trust Account in the event a proposed initial Business Combination is approved and completed or the Company has not consummated an initial Business Combination by the Extended Date. If an initial Business Combination is not consummated by the Extended Date, assuming the Extension is implemented, the Company will redeem its public shares.
If the Extension Proposal Is Not Approved
If the Extension Proposal is not approved and we do not consummate an initial Business Combination by February 2, 2023, the Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by February 2, 2023 or, if the Extension Proposal is approved, the Extended Date.
The Initial Stockholders have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any shares of Class B Common Stock held by it or them, as applicable, if the Company fails to complete an initial Business Combination by February 2, 2023, or, if the Extension Proposal is approved, the Extended Date, although they will be entitled to liquidating distributions from the Trust Account with respect to any Class A Common Stock they hold if the Company fails to complete its initial Business Combination by the applicable deadline. The Company will pay the costs of liquidation from $100,000 of interest from the Trust Account and its remaining assets outside of the Trust Account.
If the Extension Proposal Is Approved
If the Extension Proposal is approved, the Company will file an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it has to complete an initial Business Combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, shares of Class A Common Stock and public warrants will remain publicly traded. The Company will then continue to work to consummate its initial Business Combination by the Extended Date.
If the Extension Proposal is approved, and the Extension is implemented, the amount held in the Trust Account will be reduced by withdrawals in connection with any stockholder redemptions. The Company cannot predict the amount that will remain in the Trust Account if the Extension is approved, and the amount remaining in the Trust Account may be significantly less than the approximately $177,071,988 that was in the Trust Account as of June 30, 2022. We will not proceed with the Extension if the number of redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal, as provided in the Certificate of Incorporation.
Redemption Rights
If the Extension Proposal is approved, and the Extension is implemented, each public stockholder may seek to redeem his, her or its public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed initial Business Combination, or if the Company has not consummated an initial Business Combination by the Extended Date.
TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND TENDERING AND DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT PRIOR TO 2:00 P.M., EASTERN TIME, ON [•], 2022 (TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension and redemptions.
In order to exercise your redemption rights, you must (i) check the box on the proxy card to elect redemption, (ii) affirmatively vote either for or against the Extension Proposal and (iii) prior to 5:00 p.m., Eastern time on [•], 2022 (two business days before the Special Meeting), (x) submit a written request to our transfer agent that we redeem your public shares for cash, and (y) deliver your stock to our transfer agent physically or electronically through Depository Trust Company, or DTC. The address of Continental Stock Transfer & Trust Company, our transfer agent, is listed under the question “Who can help answer my questions?” above. Pursuant to the Certificate of Incorporation, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you: (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares and (c) such redemption would not result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, (or any successor rule)), of less than $5,000,001.
Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Extension Proposal. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed under the question “Who can help answer my questions?” above.
Holders of units must elect to separate the underlying public shares and warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares and public warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.
Through the Deposit Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker fee and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus may be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Proposal will not be redeemed for cash held in the Trust Account. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension is not approved, these shares will not be redeemed in connection with the Extension and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension will not be approved. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.
If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its income taxes, divided by the number of then-issued and outstanding shares of Class A Common Stock. Based upon the amount held in the Trust Account as of June 30, 2022, which was $177,071,988, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.00 at the time of the Special Meeting. The closing price of a share of Class A Common Stock on [•], 2022, was $[•]. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
If you exercise your redemption rights, you will be exchanging your shares of Class A Common Stock for cash and will no longer own such shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through DTC prior to the vote on the Extension Proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.
United States Federal Income Tax Considerations for Stockholders Exercising Redemption Rights
The following is a discussion of U.S. federal income tax considerations generally applicable to holders of Class A Common Stock that elect to have their Class A Common Stock redeemed for cash if the Extension is completed. This discussion applies only to shares of Class A Common Stock that are held as a capital asset for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:
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the Sponsor or our directors and officers;

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financial institutions or financial services entities;

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broker-dealers;

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taxpayers that are subject to the mark-to-market method of accounting;

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tax-exempt entities;

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governments or agencies or instrumentalities thereof;

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insurance companies;

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regulated investment companies or real estate investment trusts;

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expatriates or former long-term residents of the United States;

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persons that actually or constructively own five percent (5%) or more of our voting shares or five percent (5%) or more of the total value of all classes of our shares;

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persons that acquired Class A Common Stock pursuant to an exercise of employee share options or upon payout of a restricted stock unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

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persons that hold Class A Common Stock as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

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governmental organizations and qualified foreign pension funds;

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U.S. holders (as defined below) whose functional currency is not the U.S. dollar;

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partnerships or other pass-through entities for U.S. federal income tax purposes (and investors in such entities);

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controlled foreign corporations; and

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passive foreign investment companies.

If a partnership for U.S. federal income tax purposes holds Class A Common Stock, the U.S. federal income tax treatment of the partners in the partnership will generally depend on the status of the partners and the activities of the partnership. Partners in partnerships holding Class A Common Stock should consult their tax advisors.
This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), and administrative pronouncements, judicial decisions and final, temporary and proposed Treasury regulations as of the date hereof, changes to any of which subsequent to the date of this proxy statement may affect the tax consequences described herein. No assurance can be given that the U.S. Internal Revenue Service (the “IRS”) would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This discussion does not address any aspect of state, local or non-U.S. taxation, or any U.S. federal taxes other than income taxes (such as gift and estate taxes).
You are urged to consult your tax advisor with respect to the application of U.S. federal tax laws to your particular situation, as well as any tax consequences arising under the laws of any state, local or foreign jurisdiction.
Redemption of Class A Common Stock
In the event that a holder’s shares of Class A Common Stock are redeemed pursuant to the redemption provisions described in this proxy statement, the treatment of the redemption for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale or other exchange of Class A Common Stock under Section 302 of the Code. If the redemption qualifies as a sale of Class A Common Stock, a U.S. holder (as defined below) will be treated as described below under the section of this proxy statement entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock,” and a Non-U.S. holder (as defined below) will be treated as described below under the section of this proxy statement entitled “— Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.” If the redemption does not qualify as a sale of Class A Common Stock, a holder will be treated as receiving a corporate distribution with the tax consequences to a U.S. holder described below under the section of this proxy statement entitled “— U.S. Holders — Taxation of Distributions,” and the tax consequences to a Non-U.S. holder described below under the section entitled “— Non-U.S. Holders — Taxation of Distributions.”

Whether a redemption of Class A Common Stock qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the redeemed holder before and after the redemption (including any stock constructively owned by the holder as a result of owning warrants or otherwise) relative to all of our shares outstanding both before and after the redemption. The redemption of Class A Common Stock will generally be treated as a sale of Class A Common Stock (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to the holder, (ii) results in a “complete termination” of the holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the holder. These tests are explained more fully below.
In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a holder takes into account not only shares of our stock actually owned by the holder, but also shares of our stock that are constructively owned by it under certain attribution rules set forth in the Code. A holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the holder has an interest or that have an interest in such holder, as well as any stock that the holder has a right to acquire by exercise of an option, which would generally include Class A Common Stock which could be acquired pursuant to the exercise of the warrants.
In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the holder immediately following the redemption of Class A Common Stock must, among other requirements, be less than eighty percent (80%) of the percentage of our outstanding voting stock actually and constructively owned by the holder immediately before the redemption (taking into account redemptions by other holders of Class A Common Stock). There will be a complete termination of a holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the holder are redeemed or (ii) all of the shares of our stock actually owned by the holder are redeemed and the holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the holder does not constructively own any other stock. The redemption of Class A Common Stock will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a holder’s proportionate interest in us will depend on the particular facts and circumstances.
The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the foregoing tests is satisfied, then the redemption of Class A Common Stock will be treated as a corporate distribution to the redeemed holder and the tax effects to such U.S. holder will be as described below under the section of this proxy statement entitled “— U.S. Holders — Taxation of Distributions,” and the tax effects to such Non-U.S. holder will be as described below under the section of this proxy statement entitled “— Non-U.S. Holders — Taxation of Distributions.” After the application of those rules, any remaining tax basis of the holder in the redeemed Class A Common Stock will be added to the holder’s adjusted tax basis in its remaining stock, or, if it has none, to the holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.
A holder should consult its tax advisors as to the tax consequences of a redemption.
U.S. Holders
This section applies to you if you are a “U.S. holder.” A U.S. holder is a beneficial owner of our Class A Common Stock who or that is, for U.S. federal income tax purposes:
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an individual who is a citizen or resident of the United States;

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a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;

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an estate the income of which is subject to U.S. federal income tax purposes regardless of its source; or

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a trust, if (A) a court within the United States is able to exercise primary supervision over the administration of such trust and one or more “United States persons” (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (B) the trust validly elected to be treated as a United States person for U.S. federal income tax purposes.

Taxation of Distributions.   If our redemption of a U.S. holder’s Class A Common Stock is treated as a distribution, as discussed above under the section entitled “— Redemption of Class A Common Stock,” such distribution will generally constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in our Class A Common Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A Common Stock and will be treated as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.”
Dividends received by a U.S. holder that is a taxable corporation will generally qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends received by a non-corporate U.S. holder will generally constitute “qualified dividends” that will be subject to tax at the maximum tax rate applicable to long-term capital gains. It is unclear whether the redemption rights with respect to the Class A Common Stock described in this proxy statement may prevent a U.S. holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.
Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Company Common Stock.   If our redemption of a U.S. holder’s Class A Common Stock is treated as a sale or other taxable disposition, as discussed above under the section entitled “— Redemption of Class A Common Stock,” a U.S. holder will generally recognize capital gain or loss in an amount equal to the difference between the amount realized and the U.S. holder’s adjusted tax basis in the Class A Common Stock redeemed. Any such capital gain or loss will generally be long-term capital gain or loss if the U.S. holder’s holding period for the Class A Common Stock so disposed of exceeds one (1) year. It is unclear, however, whether the redemption rights with respect to the Class A Common Stock described in this proxy statement may suspend the running of the applicable holding period for this purpose. Long-term capital gains recognized by non-corporate U.S. holders will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations. U.S. holders who hold different blocks of Class A Common Stock (shares of Class A Common Stock purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.
Generally, the amount of gain or loss recognized by a U.S. holder is an amount equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition and (ii) the U.S. holder’s adjusted tax basis in its Class A Common Stock so disposed of. A U.S. holder’s adjusted tax basis in its Class A Common Stock will generally equal the U.S. holder’s acquisition cost less any prior distributions paid to such U.S. holder with respect to its Class A Common Stock treated as a return of capital.
Non-U.S. Holders
This section applies to you if you are a “Non-U.S. holder.” A Non-U.S. holder is a beneficial owner of our Class A Common Stock who or that is, for U.S. federal income tax purposes:
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a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

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a foreign corporation; or

•
an estate or trust that is not a U.S. holder;

but does not include an individual who is present in the United States for 183 days or more in the taxable year of disposition. If you are such an individual, you should consult your tax advisor regarding the U.S. federal income tax consequences of a redemption.

Taxation of Distributions.   If our redemption of a Non-U.S. holder’s Class A Common Stock is treated as a distribution, as discussed above under the section entitled “— Redemption of Class A Common Stock” to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles), such distribution will constitute a dividend for U.S. federal income tax purposes and, provided such dividend is not effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of thirty percent (30%), unless such Non-U.S. holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and timely provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. holder’s adjusted tax basis in its Class A Common Stock and, to the extent such distribution exceeds the Non-U.S. holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A Common Stock, which will be treated as described below under the section entitled “— Non-U.S. holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.”
The withholding tax described above does not apply to a dividend paid to a Non-U.S. holder who provides an IRS Form W-8ECI, certifying that such dividend is effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividend will be subject to regular U.S. federal income tax as if the Non-U.S. holder were a U.S. holder, subject to an applicable income tax treaty providing otherwise. A Non-U.S. holder that is a corporation for U.S. federal income tax purposes and is receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of thirty percent (30%) (or a lower applicable treaty rate).
Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.   If our redemption of a Non-U.S. holder’s Class A Common Stock is treated as a sale or other taxable disposition as discussed above under the section of this proxy statement entitled “— Redemption of Class A Common Stock,” subject to the discussions of FATCA and backup withholding below, a Non-U.S. holder will generally not be subject to U.S. federal income or withholding tax in respect of gain recognized on a sale, taxable exchange or other taxable disposition of our Class A Common Stock, unless:
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the gain is effectively connected with the conduct of a trade or business by the Non-U.S. holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. holder); or

•
we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. holder held our Class A Common Stock, and, in the case where shares of Class A Common Stock are regularly traded on an established securities market, the Non-U.S. holder has owned, directly or constructively, more than 5% of our Company Common Stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. holder’s holding period for the Class A Common Stock.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. holder were a U.S. resident. In the event the Non-U.S. holder is a corporation for U.S. federal income tax purposes, such gain may also be subject to an additional “branch profits tax” at a thirty percent (30%) rate (or lower treaty rate).
If the second bullet point above applies to a Non-U.S. holder, gain recognized by such holder on the sale, exchange or other taxable disposition of Class A Common Stock will be subject to tax at generally applicable U.S. federal income tax rates. In addition, unless our Class A Common Stock is regularly traded on an established securities market, a buyer of our Class A Common Stock (we would be treated as a buyer with respect to a redemption of Class A Common Stock) may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized upon such disposition. There can be no assurance that our Class A Common Stock will be treated as regularly traded on an established securities market. We believe that we are not and have not been at any time since our formation a United States real property holding company and we do not expect to be a United States real property holding corporation immediately after the Extension is completed.

FATCA Withholding Taxes.   Provisions commonly referred to as “FATCA” impose withholding of thirty percent (30%) on payments of dividends (including constructive dividends received pursuant to a redemption of stock) on our Company Common Stock to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN or W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Non-U.S. holders should consult their tax advisors regarding the effects of FATCA on a redemption of Class A Common Stock.
Required Vote
Approval of the Extension Proposal requires the affirmative vote of holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s Common Stock entitled to vote thereon as of the record date. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting. If the Extension Proposal is not approved and we do not consummate an initial Business Combination by February 2, 2023, the Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by February 2, 2023 or, if the Extension Proposal is approved, the Extended Date.
The Sponsor and all of the Company’s directors and officers are expected to vote all shares of Common Stock owned by them in favor of the Extension. On the Record Date, the Sponsor and all of the Company’s directors and officers beneficially owned and were entitled to vote an aggregate of [•] shares of Class B Common Stock. See the section entitled “Security Ownership of Certain Beneficial Owners and Management” for additional information regarding the holders of shares of Class B Common Stock and their respective ownership thereof.
In addition, subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers or advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Special Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers or advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules and restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $10.00 per share, based on the amounts held in the Trust Account as of June 30, 2022); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension Proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.
Subject to the immediately preceding paragraph, the Sponsor or the Company’s directors, officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the Special Meeting, although they are under no obligation to do so. Any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the proposals and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the Special Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the proposals and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. None of the funds held in the Trust Account will be used to purchase public shares or warrants in such transactions. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the proposals. Additionally, at any time at or prior to the Special Meeting, subject to applicable securities laws (including with respect to material non-public information) the Sponsor or the Company’s directors, officers or advisors, or any of their respective affiliates, may, although they are under no obligation to do so, enter into transactions with investors and others to provide them with incentives to acquire public shares, vote their public shares in favor of the proposals or not redeem their public shares. The Sponsor and the Company’s directors, officers, advisors or any of their respective affiliates are restricted from making any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.
Interests of the Sponsor and the Company’s Directors and Officers
When you consider the recommendation of our Board, you should keep in mind that the Sponsor and the Company’s officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:
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If the Extension Proposal is not approved and we do not consummate an initial Business Combination by February 2, 2023, the [•] shares of Class B Common Stock held by the Sponsor and certain of our directors will be worthless (as the Sponsor and such directors have waived liquidation rights with respect to such shares), as will the 4,133,333 private placement warrants held by the Sponsor;

•
In connection with the IPO, the Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of any third party for services rendered or products sold to the Company or prospective target businesses with which the Company has entered into certain agreements;

•
All rights specified in the Certificate of Incorporation relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial Business Combination and, if the Extension Proposal is not approved and no initial Business Combination is completed by February 2, 2023, so that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

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None of the Company’s officers or directors has received any cash compensation for services rendered to the Company, and all of the current officers and directors are expected to continue to serve in their roles at least through the date of the Special Meeting and may continue to serve following any potential initial Business Combination and receive compensation thereafter;

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The Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial Business Combination and, if the Extension Proposal is not approved and we do not consummate an initial Business Combination by February 2, 2023, they will not have any claim against the Trust Account for reimbursement so that the Company will most likely be unable to reimburse such expenses; and

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The Sponsor lent the Company $4,312,500 as of the closing date of the IPO. The Sponsor Loan will bear no interest. The proceeds of the Sponsor Loan were deposited into the Trust Account and will be used to fund the redemption of the Company’s public shares (subject to the requirements of applicable law). The Sponsor Loan shall be repaid or converted into Sponsor Loan Warrants at a conversion price of $1.50 per warrant, at the Sponsor’s discretion. The Sponsor Loan Warrants would be identical to the private placement warrants sold. The Sponsor Loan was extended in order to ensure that the amount in the Trust Account is $10.25 per public share. If the Company does not complete an initial Business Combination, the Company will not repay the Sponsor Loan and its proceeds will be distributed to the Company’s public stockholders. Our Certificate of Incorporation provides for the return of the IPO proceeds held in the Trust Account to the holders of shares of Class A Common Stock if we do not complete our initial Business Combination by February 2, 2023. The Sponsor has waived any claims against the Trust Account in connection with the Sponsor Loan. As of June 30, 2022, and December 31, 2021, there was $4,312,500 outstanding under the Sponsor Loan. If the Extension Proposal is not approved and we do not consummate an initial Business Combination by February 2, 2023, the Sponsor’s claim for repayment will be substantially burdened.
Recommendation
As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Extension Proposal.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal. The Adjournment Proposal will only be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.
Vote Required for Approval
Approval of the Adjournment Proposal requires the affirmative vote of holders of a majority of the outstanding shares represented in person or by proxy and entitled to vote thereon at the Special Meeting. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe each of the proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.
Resolution to be Voted Upon
The full text of the resolution to be proposed is as follows:
“RESOLVED, as a proposal that the adjournment of the special meeting to a later date or dates to be determined by the chairman of the special meeting, if necessary, be confirmed, ratified and approved in all respects.”
Recommendation of the Board
As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its stockholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, our Board will approve and declare advisable adoption of the Adjournment Proposal.
OUR BOARD OF DIRECTORS RECOMMENDS THAT, IF PRESENTED, YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information available to us as of [•], 2022, with respect to our shares of Common Stock held by:
•
each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•
each of our executive officers and directors; and

•
all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.
In the table below, percentage ownership is based on 21,562,500 shares of Common Stock outstanding as of August 8, 2022, including 17,250,000 shares of Class A Common Stock and 4,312,500 shares of Class B Common Stock. Voting power represents the combined voting power of shares of Common Stock owned beneficially by such person. On all matters to be voted upon, the holders of the shares of Common Stock vote together as a single class. The table below does not include any shares of Common Stock underlying our outstanding warrants because such securities are not exercisable within 60 days of [•], 2022.
	Class A Common Stock		Class B Common Stock
	Number of Shares Beneficially Owned	Approximate Percentage of Issued and Outstanding Common Stock	Number of Shares Beneficially Owned(2)	Approximate Percentage of Issued and Outstanding Common Stock
Name and Address of Beneficial Owner(1)
Arbor Rapha Capital LLC(3)	—	—	4,312,500	20%
Ivan Kaufman(4)	—	—	—	—
Kevin Slawin(4)	—	—	—	—
Paul Elenio	—	—	—	—
William Connolly	—	—	—	—
John Natalone	—	—	—	—
Cyrus D. Walker(4)	—	—	—	—
Ralph Mack(4)	—	—	—	—
Avery Modlin(4)	—	—	—	—
Beryl Capital Management LLC(5)	1,498,992	8.7%	—	—
Saba Capital Management, L.P.(6)	1,13,195	6.6%	—	—
All executive officers and directors as a group (eight individuals)	—	—	4,312,500	20%

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is c/o Arbor Rapha Capital Bioholdings Corp. I, 333 Earle Ovington Blvd., Suite 900, Uniondale, NY 11553.

(2)
Interests shown consist solely of founder shares, classified as shares of Class B Common stock. Such shares are convertible into shares of Class A Common Stock on a one-for-one basis, subject to adjustment, as described in the section entitled “Description of Securities” in our prospectus filed with the SEC pursuant to Rule 424(b)(4) (File No. 333-259516).

(3)
Arbor Rapha Capital LLC, our sponsor, is the record holder of 4,312,500 shares of Class B Common stock, 562,500 of which is subject to forfeiture depending on the extent to which the underwriter’s over-allotment option is exercised. Ivan Kaufman is the key principal of Arbor Management LLC, a New York limited liability company, which controls Arbor Commercial Mortgage, LLC, a New York limited liability company, which is the managing member of Arbor Rapha Capital, LLC, a Delaware limited liability company. By virtue of his control over our sponsor, Mr. Kaufman may be deemed to beneficially own shares held by our sponsor.
(4)
Information does not reflect interests held in our Sponsor. See “Item 11. Executive Compensation” for additional information regarding interests held in our Sponsor.

(5)
According to a Schedule 13G/A filed with the SEC on February 10, 2022, each of Beryl Capital Management LLC, Beryl Capital Management L.P., and David A. Watkin may be deemed to have shared voting and dispositive power with regard to 1,498,992 Class A Common Stock of the Company and Beryl Capital Partners II LLP may be deemed to have shared voting and dispositive power with regard to 1,266,090 Class A Common Stock of the Company. The business address for each is 1611 S. Catalina Ave., Suite 309, Redondo Beach, CA 90277.

(6)
According to a Schedule 13G/A filed with the SEC on February 14, 2022, each of Saba Capital Management, L.P., Saba Capital Management GP, LLC, and Mr. Boaz R. Weinstein may be deemed to have shared voting and dispositive power with regard to 1,133,195 Class A Common Stock of the Company. The business address for each is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

Our Initial Stockholders beneficially own 20.0% of our issued and outstanding shares of Common Stock and have the right to elect all of our directors prior to our initial Business Combination as a result of holding all of the shares of Class B Common Stock. In addition, because of its ownership block, our Sponsor may be able to effectively influence the outcome of all other matters requiring approval by our stockholders, including amendments to our Certificate of Incorporation and approval of significant corporate transactions.

OTHER MATTERS
Stockholder Proposals
No business may be transacted at a special meeting other than business that is either (i) specified in the notice of the special meeting (or any supplement thereto) given by or at the direction of the directors of the Company or (ii) otherwise properly brought before the special meeting in accordance with the requirements set forth in the Certificate of Incorporation and the bylaws of the Company.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than ten percent of our shares of Common Stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms furnished since the effective date of our IPO, we believe that there have been no delinquent filers other than as previously disclosed in the Company’s SEC filings.
Fiscal Year 2021 Annual Report and SEC Filings
Our financial statements for the year ended December 31, 2021, are included in our Annual Report on Form 10-K, filed with the SEC on March 29, 2022. This proxy statement and our Annual Report are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report without charge by sending a written request to Arbor Rapha Capital Bioholdings Corp. I, 333 Earle Ovington Blvd, Suite 900, Uniondale, NY 11553.
Delivery Of Documents To Stockholders
For stockholders receiving printed proxy materials, unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:
•
if the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 333 Earle Ovington Blvd, Suite 900, Uniondale, NY 11553 or (516) 506-4200, to inform us of their request; or

•
if a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov. Those filings are also available free of charge to the public on, or accessible through, the Company’s corporate website under the heading SEC Filings at https://ir.arcbiocorp.com/#sec-filings. The Company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.
If you would like additional copies of this proxy statement or if you have questions about the initial Business Combination or the proposals to be presented at the Special Meeting, you should contact the Company at the following address and telephone number:
Arbor Rapha Capital Bioholdings Corp. I
333 Earle Ovington Blvd, Suite 900
Uniondale, NY 11553
(516) 506-4200

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:
[•]
Telephone: [•]
(banks and brokers can call collect at [•])
Email: [•]
If you are a stockholder of the Company and would like to request documents, please do so by [•], 2022 (one week prior to the Special Meeting), in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.
* * *
The Board does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.
It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.
THE BOARD OF DIRECTORS
[•], 2022

ANNEX A
CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
ARBOR RAPHA CAPITAL BIOHOLDINGS CORP. I
Arbor Rapha Capital Bioholdings Corp. I. (the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:
FIRST:   Article IX, Section 9.1(b) is hereby amended and restated in its entirety to read as follows:
“(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on September 14, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within [•] months from the closing of the Offering and (iii) the redemption of Offering Shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate (A) to modify the substance or timing of the Corporation’s obligation to allow redemptions in connection with the Corporation’s initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination within 15 months from the date of the closing of the Offering or (B) relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Corporation’s Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are Arbor Rapha Capital LLC (the “Sponsor”) or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”
SECOND:   Article IX, Section 9.2(d) is hereby amended and restated in its entirety to read as follows:
“(d) In the event that the Corporation has not consummated an initial Business Combination within [•] months from the closing of the Offering, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.”

A-1

SCAN TOVIEW MATERIALS & VOTE ARBOR RAPHA CAPITAL BIOHOLDINGS CORP. I 333 EARLE OVINGTON BLVD., SUITE 900UNIONDALE, NY 11553VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:1-X#####KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLY ARBOR RAPHA CAPITAL BIOHOLDINGS CORP. IThe Board of Directors recommends you vote FOR the following proposals: For Against Abstain1.The Extension Proposal — a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) ! ! !pursuant to an amendment to the Certificate of Incorporation in the form set forth in Annex A of the accompanying proxy statement to extend thedate by which the Company must either (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company with one or more businesses, which we refer to as our “initial Business Combination”, or (ii) cease its operations, except for the purpose of winding up if it fails to complete such initial Business Combination, and redeem all of the Company’s shares of Class A Common Stock, par value $0.0001 per share, of the Company (“Class A Common Stock”), and all of its shares of Class B Common Stock, par value $0.0001 per share, of the Company (“Class B Common Stock”, collectively with the Class A Common Stock, the “Common Stock”), included as part of the units sold in the Company’s initial public offering that was consummated on November 2, 2021, (the “IPO”), from February 2, 2023 to [•], 2023 (the “Extension”, such date, the “Extended Date”, and such proposal, the “Extension Proposal”); and2.The Adjournment Proposal — a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further ! ! !solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal(the “Adjournment Proposal”), which will be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The [ ] is/are available at www.proxyvote.com.2-X#####Arbor Rapha Capital Bioholdings Corp. ISpecial Meeting of Shareholders[ ] [ ] AMThis proxy is solicited by the Board of DirectorsThe shareholder(s) hereby appoint(s) (Appointee) and (Appointee), or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of Arbor Rapha Capital Holdings Corp. 1 that the shareholder(s) is/are entitled to vote at the Special Meeting of shareholder(s) to be held at [ ], on [ ], at the [ ], and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.